Repowering America with NRG June 2006

Safe Harbor & Legend This investor presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions and include NRG's expectations regarding the timing, construction, equipment, costs, financing, environmental impact, job creation and financial success of the development projects described herein, and typically can be identified by the use of words such as "will," "should," "expect," "estimate," "anticipate," "forecast," "plan," "believe" and similar terms. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, permitting and regulatory obstacles, construction delays, the performance of new equipment and technologies, the volatility of energy and fuel prices, changes in the wholesale power markets and related government regulation, the availability of financing and the condition of capital markets generally, our ability to access capital markets, and the inability to implement value enhancing improvements to plant operations and companywide processes. NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG's actual results to differ materially from those contemplated in the forward-looking statements included in this investor presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the Securities and Exchange Commission at www.sec.gov.

Agenda Section Presenter Repowering Overview David Crane, President and CEO Financial Overview Robert Flexon, Executive VP and CFO Closing Remarks and Q&A David Crane, President and CEO Appendix

NRG Strategy: Capitalizing on Multiple Growth Opportunities in Multiple Regions Reinvestment through repowering key assets (Today's Announcement) Acquisitions which enhance our existing regional lineups (Texas Genco) Extracting maximum value from existing fleet (FORNRG) Our Customer Focus... Load serving entities in our core regions Willing to contract for their bulk generation needs at a price that factors in: Load variability Transmission constraints Fuel cost risks West South Central Northeast Texas Investments in complementary businesses (Railcars) ...Drives Our Asset Mix Regionally focused, multi-fuel Assets across the merit order Located around transmission constraints Ability to procure, transport and trade all of the commodities involved in our business Expanding and enhancing our core asset base through this Comprehensive Repowering Initiative

Scope of National Development Program Approximately $16.0 billion, before non-recourse financing and equity sell down 2007 - 2015 Nearly 10,500 MW (Gross), before retirements and equity sell down Long-term offtake targeted for approximately 70% of total net capacity Total Gross MW Total Estimated Cost Technology Risk Management Timing of Operations Carbon Applying state-of-the-art, but proven, technologies Financing Employees Reduce emissions intensity by approx 20-25% Nearly 12,200 at peak construction and 1,500 permanent operating staff Program preserves NRG's balance sheet strength and options with regard to capital allocation

Proposed Repowering Development Program Nearly 10,500 MW (Gross) $16 billion (total investment) 12,200 construction jobs; 1,500 new jobs created $5 billion1 in cost savings over life of baseload plants 30 million tons in Carbon Emissions avoided annually Program Highlights Asset scale and diversity of fuel and location are the keys to success in the wholesale power generation business 1 Based on gas on margin displaced by NRG baseload power

Flagship Development Projects STP Expansion in Texas (2,700 MW - ~$5.2 billion) Intense interest from potential long term offtakers Best, most prepared, site in U.S. for nuclear development Based on proven ABWR technology and construction techniques successfully employed in Japan and Taiwan Design already certified by NRC, work already begun on COL application Poised to capture benefits under EPA of 2005 Carbon Free, Emissions Free Nuclear Gasified Coal The IGCC Threepack on Northeast (~ 2,300 MW - ~$4.4 billion) Solid fuel base load alternative to natural gas dependence Yearlong detailed site feasibility studies completed Enhanced by existing facilities at our site, cost effective development Working closely with states Provides foundation for carbon capture and sequestration Wind Acquisition of Padoma Wind Power (450 MW - ~$750 million) Proven wind developers Wind investment opportunities in our core markets Enhance, and enhanced by, our origination efforts and our commercial operations capability Carbon Free, Emissions Free Three logical extensions within our wholesale power generation business

Proposed Development Philosophy Texas needs alternative to gas. Large advantage in pursuing nuclear in the near- term given benefits from Energy Policy Act California and RGGI states seek to address the carbon issue now Texas and Louisiana need to reduce dependence on gas-fired generation and provide affordable and reliable power to growing consumer and industry demand Urban areas, transmission constrained, require modern, fuel efficient flexible generation Wind - a high growth business due to states' RPS - becoming increasing part of national portfolio STP is the best and most prepared site for new nuclear development in the U.S. "bar none" IGCC's with state backed contracts in Northeast; weave into environmental settlement for entire site BACT pulverized coal units in Texas and Louisiana plus continued environmental remediation of existing units New more efficient gas CT's where we have sites within transmission constraints in order to serve peaks and follow load NYC SW Connecticut Houston San Diego Opportunity to acquire wind company with proven track record and developments in our core regions IGCC: Coal: CTs: Nuclear: Wind: Situation Implication Not "one size fits all": the right solutions for the right markets

Net Capacity Now & Post Build Out Oil Coal Gas Nuclear Wind Post Brownfield 2768 10179 12119 2289 450 Gas 12,209MW 43.8% Coal 10,179MW 36.5% Baseload Intermediate Peaking Post Brownfield 12909 8320 6124 Intermediate 8,411MW 30.2% Baseload 13,366MW 47.9% Northeast South Central Western Texas Other Post Brownfield 8157 2754 3239 12610 594 Base Load Intermediate Peak NRG Today 8559 8560 5573 Baseload 8,559 MW 37.7% Peaking 5,573MW 24.6% Intermediate 8,560MW 37.7% Peaking 6,122MW 21.9% 8,156MW 29.2% 12,907MW 46.3% 3,489MW 12.5% 2,754MW 9.9% Net Capacity by Region West S. Central Oil Coal Gas Nuclear Wind NRG Today 3563 7647 10382 1101 0 Gas 10,382MW 45.8% Coal 7,647MW 33.7% Oil 3,563MW 15.7% Nuclear 1,101MW 4.9% Nuclear 2,296MW 8.2% Oil 2,767MW 9.9% Fuel Type Dispatch Region Wind 450MW 1.6% Texas Northeast Northeast South Central Western Texas Other NRG Today 7099 2395 1948 10658 594 10,658MW 47.0% Northeast 7,099MW 31.3% 2,395MW 10.6% 1,948MW 8.6% West S. Central Other Texas 594MW 2.6% Other 594MW 2.1% Maintaining our diversity and flexibility while strengthening our base load Total pro forma: 27,900MW net Assumes 44% ownership interest in STP units 3 and 4 Total pro forma: 27,900MW net Total pro forma: 27,900MW net

Projected CapEx Spend Gross MW Added & CapEx Timeline Comprehensive Repowering Initiative does not impact NRG's near term capital allocation decisions Assumes 100% ownership interest in STP units 3 and 4 and 450MW of wind 2,174 MW 3,149 MW 4,670 MW 6,974 MW 7,726 MW 9,084 MW 10,442 MW 890 MW

All key factors in place to support power plant development and construction in the US, taking into account the lessons learned from the last construction cycle Time to Develop! Fuel Prices: High gas prices, in particular, encourage a fuel mismatch play in gas dominated power markets Reserve Margins: supply shortfalls are expected in our core markets by 2008 Btu's Demand Supply Environmentalists: Sox, Nox, Hg and now Carbon. Solution is a mix of new capacity, environmental controls and more efficient technology Growth: Investment, even net of retirements, yields NPV returns in excess of cost of capital Offtakers: Load- serving entities and their regulators and representatives are concerned about high and volatile wholesale prices Dynamics Driving the Need for Repowerings in all our Markets

* Does not include capacity additions Source: Energy Velocity Database 2006 2007 2008 2009 2010 2011 2012 2011 2012 ERCOT 0.169 0.144 0.11 0.081 0.052 0.03 0.007 0.096632636 0.079506688 CA -0.05 -0.07 -0.09 -0.1 -0.12 -0.13 -0.14 -0.066487111 -0.082351199 ENTERGY 0.56 0.53 0.49 0.45 0.43 0.4 0.38 0.220987314 0.215140183 PJM E 0.11 0.09 0.05 0.01 -0.02 -0.03 -0.05 0.062343387 0.033761054 NY ABC 0.36 0.35 0.34 0.34 0.33 0.33 0.32 0.615018517 0.589831555 NY HGI 0.28 0.19 0.13 0.08 0.04 0.01 -0.02 -0.340151717 -0.351373626 NE SWCT -0.25 -0.26 -0.27 -0.28 -0.29 -0.31 -0.32 0.24 0.23 Reserve Margins* in NRG Core Regions Reserve margins projected to decline across our core regions Demand Supply

(1) Average monthly Henry Hub spot prices from January 1991 through May 2006 (2) NYMEX futures contract prices for May 2004 through December 2010, as of June 2006 (3) Volatilities quoted are historical monthly volatilities In single price auction systems, high gas prices drive the economics of solid-fuel new build bratcher/2357/phillips proposal.ppt, sl2 Historical Futures Average 1 Average 2 1991 1.9 1991 1.39 1991 1.34 1991 1.34 1991 1.32 1991 1.29 1991 1.15 1991 1.18 1991 1.38 1991 1.73 1991 1.81 1991 1.92 1992 1.7 1992 1.06 1992 1.23 1992 1.36 1992 1.56 1992 1.71 1992 1.53 1992 1.89 1992 1.98 1992 2.7 1992 2.39 1992 2.33 1993 1.97 1993 1.66 1993 1.91 1993 2.22 1993 2.72 1993 2.11 1993 1.97 1993 2.1 1993 2.42 1993 2.07 1993 2.14 1993 2.41 1994 2.08 1994 2.39 1994 2.4 1994 2.02 1994 2.07 1994 1.84 1994 1.97 1994 1.83 1994 1.47 1994 1.4 1994 1.71 1994 1.68 1995 1.58 1995 1.43 1995 1.49 1995 1.57 1995 1.67 1995 1.74 1995 1.5 1995 1.38 1995 1.58 1995 1.64 1995 1.79 1995 2.26 1996 3.3 1996 2.48 1996 2.9 1996 2.68 1996 2.22 1996 2.38 1996 2.66 1996 2.3 1996 1.86 1996 1.87 1996 2.74 1996 3.89 1997 4.07 1997 2.96 1997 1.8 1997 1.83 1997 2.13 1997 2.28 1997 2.17 1997 2.19 1997 2.57 1997 3.14 1997 3.32 1997 2.54 1998 2.26 1998 2.04 1998 2.26 1998 2.33 1998 2.26 1998 2.03 1998 2.37 1998 1.93 1998 1.63 1998 2.07 1998 2.01 1998 2.12 1999 1.8 1999 1.81 1999 1.63 Henry Hub (nominal $/MMBtu) Historical data(1) Futures market(2) $2.18 44% $5.69 61% Mean Volatility(3) Historical prices Gas Volatility Is A Significant Catalyst Commodity Prices Key to Out Earning WACC Btu's

Fixed O&M of $30/kw-year, 85% capacity factor. Fixed O&M of $80/kw-year, 90% capacity factor. Includes impact of the EPACT production tax credit Carbon tax of $15/ton starting 2008. Emission rate for coal 0.95 tons/MWh. 4. Historical STP fuel costs Commodity Prices in ERCOT Solid Fuel Plant Economics in Texas Fuel/Power price divergence making repowering economics attractive ERCOT Example Btu's 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Henry Hub 221.48 148.25 81.04 186.18 198.15 385.97 368.47 583.1 535.99 499.59 471.31 445.68 Power-Peak 211.49 116.4 64.53 166.94 179.13 352.21 257.82 361.59 323.57 289.09 262.79 239.17 Coal Price 211.49 116.4 64.53 166.94 179.13 352.21 257.82 361.59 271.54 237.06 210.75 187.14 221.48 148.25 81.04 186.18 198.15 385.97 368.47 583.1 605.37 568.97 540.69 515.06 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Henry Hub 4.282419247 3.984715278 3.344025794 5.448207533 5.848665415 8.840105391 7.415244583 9.294083333 8.907083333 8.449166667 8.120833333 7.726666667 Power-Peak 52.71658093 39.52837556 28.95926338 45.4925329 47.37418986 76.9089169 78.385602 87.8290875 81.4998125 76.0425 70.32641666 66.91293334 Coal Price 1.052998252 1.296923981 1.107449495 1.141209509 1.13840432 1.320606818 1.759090909 1.722727273 1.633522727 1.633522727 1.633522727 Uranium 0.398 0.374 0.379 0.399 0.387 0.399 0.399 0.399 0.399 0.399 0.399 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3075 0.3151875 0.323067188 0.331143867 0.339422464 COAL BREAKEVEN EBITDA RANGE Power prices have increased much more than solid fuel prices, because Gas is on the margin Power Prices $/mwh Gas prices $/mmbtu Coal prices $/mmbtu NUCLEAR BREAKEVEN EBITDA RANGE Uranium prices - $/mmbtu $/kw-year Nuclear 2 Nuclear with impact of Carbon Tax3 Coal 1 Coal with impact of Carbon Tax 3 4

Potential Offtakers and Offtake Arrangement TEXAS Energy market only Texas at "flexibility" risk - gas on margin incents baseload, but lack of capacity markets will slow gas builds Offtake arrangements may be more hedge-like and market-backed Offtakers likely to be cities, coops and heavy industry NORTHEAST Capacity markets differs by ISO: New York with demand curve, New England with forward market, PJM still under development Capacity markets should drive shorter cycle-time gas builds, but baseload unlikely without state guiding hand (i.e., state sanctioned contracts for clean solid fuel baseload) SOUTH CENTRAL No organized market All investment can best be hedged with bi-lateral contracts Likely offtakers are municipalities and coops CALIFORNIA Locational value likely to be recognized due to chronic transmission constraints Given market concentration and emerging rules, market will be low liquidity asset backed contract market Offtakers almost certain to be incumbent utilities Offtake arrangements will vary by region

NRG Emissions Profile Post Redevelopment

CO_2 emissions dramatically decrease on per Mwh basis


~0.9 tons/Mwh
~0.7 tons/Mwh[1]
w/IGCC CO_2 sequestration
2005
2015
Per Mwh

Note: includes impact of 2,700MW of nuclear, 2,250MW of IGCC, 1,800MW of coal, 3,100MW of gas and 1,000MW of wind.
All MW are before any potential equity sell down.
[1] Assumes full impact of 2,700MW at STP. With only 44% ownership of STP, carbon intensity would be ~0.06 tons/Mwh higher

It is all about carbon

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NRG's Carbon "PENTAGON" - Five Point Strategy Baseload Alternatives Carbon Hedge Increased Credibility Increased Credibility Carbon Hedge A program to address carbon's impact on all phases of NRG's business Policy Outreach Responsible Planning Phased, Certain Equal Treatment Carbon R&D "Test Bed" Sequestration Bioreactor IGCC First Mover Nuclear Expansion Wind Power

An effectively implemented repowering program will enable NRG to leverage off its strengths while addressing the aging of our existing fleet Repowering Benefits NRG Size and diversity of fleet Substantial free cash flow Site locational advantage Repowering over greenfield Enhanced High quality, low risk re- investment opportunity Premium pricing points, fewer NIMBY concerns, pre-existing interconnections Total cost advantages, opportunity for enhanced ancillary revenues NRG Strengths Repowering Advantage

Recent Developments Off to a good start but there is still much work to do before "we put metal in the ground" Agreed on bridge contract with Southern Mississippi Electric Power Association for 75 MW for 4.5 years Filed Letter of Intent with Nuclear Regulatory Commission on June 19 for STP Units 3 and 4 Filed air permit application with TCEQ for Limestone Unit 3 on June 12 Filed air permit application with TCEQ to uprate W.A. Parish units by 100MWs by 2010 and installation of back-end emission controls (i.e. scrubbers) on June 21 Executed Acquisition Agreement to purchase Padoma Wind Power development platform on June 19

Financial Overview

Growth Initiatives - Investment Requirements Investment and Return Criteria: Signed PPA's and/or hedges for > 70% of capacity Tailored approach - type and duration of hedges differ by project Unlevered returns > cost of capital Baseload project payback of 8 -10 years Consolidated net debt/capital maintained within targeted range Financial discipline maintained through contracted capacity and investment return criteria

Structure to Mitigate Risk PPA/OFFTAKE NRG CO- OWNERS THIRD PARTY INVESTORS LENDERS RISK MITIGATED: INVESTMENT Power Purchaser (LSEs and other credit worthy entities) RISK MITIGATED: INVESTMENT Equity Investment 25-40% PROJECT COMPANY Turnkey Construction OEMs / A & E EPC FSA Fuel Supply & Transport Operations + Maintenance Commercial Services NRG Com. Ops Site Lease O&M Mgmt NRG NRG NRG Land RISK MITIGATED: MARKET RISK MITIGATED: COMPLETION Limited recourse to NRG Nonrecourse (potentially off balance sheet) Debt Construction risk largely transferred Market risk borne primarily by load serving entities Projects structure to allocate risks to those parties best positioned to manage them Coal Transport.

Project Financing Approach Turnkey, fixed price EPC contracts Long term PPAs with creditworthy entities Medium term power hedges/swaps with financial institutions Fuel supply and/or hedges to match PPA term Package projects of similar technology (IGCCs, wind, etc.) into financing packages at commercial operation to reduce long-term financing cost In order to attract the most cost-effective non- recourse financing, NRG will seek:

Financing Growth NRG will continue to apply rigorous financial criteria to development opportunities: Seek co-owners and third party investments from equity investors, offtakers or equipment suppliers whose participation is critical to the success of the project Project financing will be applied to reduce NRG exposure and maintain corporate balance sheet ratios Projects are expected to attract a minimum 7-10 year debt; however, longer terms likely available Although much of this debt will be on-balance sheet, off- credit Leverage in the range of 50 - 80% will be applied to projects depending on contract structure, technology and co-sponsors NRG management has a proven record of value creation without overleveraging the balance sheet

Closing Remarks and Q&A

Conclusion: Strategic Principles Right technology for the right business environment Not a "one size fits all" 70% on average - but different by project Type of contract cover available specific to region "Efficient frontier" concept Extent of contract coverage inversely proportional to required returns Driven by broad portfolio Ultimately lower financing costs and easier management Range of technology and fuels Significantly reduce carbon Not "one size fits all": the right solutions for the right markets Tailored Approach Flexible Financing Risk Appropriate Returns Hedged Portfolio Environmental Stewardship

Appendix

Summary of Repowering Projects

Technology Overview

BRIEF INTRODUCTION TO GENERATION		
Technology	Fuel	Description
Conventional Coal		
• pulverized coal (Super and Sub Critical)	Coal	Burn coal in a boiler – combustion heats water which drives steam turbine Retrofit technology can now remove 90% of Hg, and SOx. Super critical boiler has lower heat rate, higher capital costs
• Circulated Fluidized Bed	Coal	Burns coal over a limestone bed which absorbs sulfur and NOx, limiting the need for back end controls
New Solid Fuel Technology		
• IGCC (Integrated Gas Combined Cycle	Coal	Gasifies coal before combustion Gasified coal then burned like in a combined cycle Lower emissions profile than traditional pulverized coal Provides opportunity for "carbon capture" – removing CO2 from flue gas stream (although sequestration then required)
Modern Gas Technology		
• Combustion Turbines (CT)	Gas	Gas "engine" Quick start capability Lower capital cost than CCGT but less efficient
• Combined Cycle (CCGT)	Gas	Burn gas in a boiler – combustion heats water which drives steam turbine Older pre-1980's technology Far less efficient than a CT
Nuclear	Uranium	Nuclear reaction heats water that drives steam turbine No emissions
Renewables		
• Wind Turbines	Wind	Wind spins turbines which generate power No emissions Enjoy federal tax incentives and subsidization in some states

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